EXHIBIT NO. 21:  SUBSIDIARIES, RELATED COMPANIES, ETC.

With the exception of a number of Subsidiaries which, considered in the aggregate, would not constitute a significant Subsidiary, the Subsidiaries of Alcan, as of 15 February 2005, are listed below.  All Subsidiaries and Joint Ventures named below are consolidated in the financial statements incorporated by reference in this report.  The list also includes several Related Companies for which Alcan reports its interest in the net income or loss of such companies. Alcan is the direct owner of the stock of each Subsidiary or Related Company, except where the name is indented.  Indentation signifies that the principal ownership by Alcan is through the company under which the indentation is made; where there is additional ownership through another company also listed below, that additional ownership is described in the end-note on page 10.

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner

3712001 CANADA INC.	Canada	100.00

9121-5988 QUÉBEC INC.	Quebec	100.00
ALCAN ALUMINIUM QUEBEC AND COMPANY, LIMITED PARTNERSHIP	Quebec	99.00 (1)

9121-5996 QUÉBEC INC.	Quebec	100.00
ALCAN-SPROSTONS LIMITED	Jamaica	100.00
ALCAN ADMINCO (2000) INC.	Canada	100.00
ALCAN ALESA TECHNOLOGIES LTD.	Canada	100.00
ALCAN ALUMINIO (AMÉRICA LATINA) INC.	Canada	100.00

ALCAN ASIA PACIFIC LIMITED	Canada	100.00
ALCAN HOLDINGS FINANCE LLC	Delaware	100.00

ALCAN CORPORATION	Texas	100.00
ALCAN ALUMINUM EXPORT, INC.	Georgia	100.00
ALCAN CONNECTICUT, INC.	Connecticut	100.00
ALCAN MANAGEMENT SERVICES USA INC.	Ohio	100.00
ALCAN PECHINEY CORPORATION	Texas	100.00
PECHINEY CORK & SEAL OF CALIFORNIA, LLC	California	100.00
PECHINEY METALS LLC	Delaware	100.00
HOWMET INSURANCE COMPANY, INC.	Vermont	100.00
PECHINEY PLASTIC PACKAGING TEXAS, INC.	Delaware	100.00
CEBAL MEXICANA LP	Texas	99.00 (27)
PECHINEY PLASTIC PACKAGING, INC.	Delaware	100.00
GUARDIAN PLASTICOTE LIMITED	India	17.00
PECHINEY PLASTIC PACKAGING RECEIVABLES CORPORATION	Delaware	100.00
PECHINEY PLASTIC PACKAGING (CANADA) INC.	Ontario	100.00
VENTURE PACKAGING, INC.	North Carolina	100.00
PECHINEY ROLLED PRODUCTS, LLC	Delaware	100.00
PECHINEY CAST PLATE, INC.	Delaware	100.00
PECHINEY WORLD TRADE (USA), INC.	New York	92.88 (59)
BRANDEIS SERVICES, INC.	Delaware	100.00
PECHINEY BÉCANCOUR, INC.	Delaware	100.00
PECHINEY REYNOLDS QUEBEC INC.	Nebraska	50.25
ALUMINERIE DE BÉCANCOUR, INC.	Quebec	50.10
PECHINEY SALES CORPORATION	Delaware	100.00
PECHINEY CANADA, INC.	Canada	100.00
PECHINEY HOLDINGS, INC.	Delaware	100.00
PECHINEY PERU	Peru	98.00
PMC LEASE COMPANY	Delaware	100.00
PRP PROPERTY & EQUIPMENT, LLC	Illinois	100.00
TECHPACK AMERICA LLC	Delaware	100.00
HENLOPEN MANUFACTURING CO. INC.	New York	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner

COSMETECH MABLY INTERNATIONAL, LLC	New York	100.00
COSMETECH MABLY INTERNATIONAL (H.K.) LTD.	Hong Kong	51.00
CT PACK, LLC	New York	100.00
TECHPACK AMERICA COSMETIC PACKAGING, L.P.	Texas	99.50 (78)
TECHPACK LATIN AMERICA S.A.	Venezuela	100.00
TPI MEXICANA S.A. de C.V.	Mexico	99.98 (80)
TPI MOLPLASTIC Ltda	Brazil	100.00
TPI PLASTIMEC S.A.	Argentina	51.00
ALCAN POWER MARKETING, INC.	Ohio	100.00
ALCAN PRIMARY PRODUCTS CORPORATION	Texas	100.00
ALCAN PRODUCTS CORPORATION	Texas	100.00
ALCAN BALTEK CORPORATION	Delaware	100.00
BALSA DEVELOPMENT CORPORATION	New Jersey	100.00
BALSA ECUADOR LUMBER CORPORATION	New Jersey	100.00
BALTEK FOREIGN SALES CORPORATION	US Virgin Islands	100.00
BALTEK INTERNATIONAL CORPORATION	Delaware	100.00
BALTEK LIMITED	England	100.00
PACIFIC TIMBER LIMITED	England	100.00
BALTEK MERCOSUR, L.L.C.	New Jersey	100.00
COMPANIA ECUATORIANA DE BALSA S.A.	Ecuador	100.00
CRUSTACEA CORPORATION	Delaware	100.00
CRYOGENIC STRUCTURES CORPORATION	Delaware	94.00
PLANTATIONES DE BALSA S.A.	Ecuador	49.90 (60) (61) (62) (63)
POUCNST S.A.	Ecuador	100.00
PRODUCTOS DEL PACIFICO S.A.	Ecuador	100.00
BALMANTA S.A.	Ecuador	67.93 (25)
MADERAS SECAS C.A.	Ecuador	57.08 (52) (53)
SANLAM CORPORATION	New York	100.00

ALCAN EUROPE LIMITED	England	100.00
ALCAN FINANCES B.V.	The Netherlands	100.00

ALCAN FINANCES (Bda) LTD.	Bermuda	100.00
ALCAN ASIA LIMITED	Hong Kong	100.00
ALCAN NIKKEI CHINA LIMITED	Hong Kong	49.00
ALCAN NINGXIA HOLDINGS LIMITED	Bermuda	100.00
ALCAN NINGXIA ALUMINIUM COMPANY LIMITED	China	50.00
ALCAN PACKAGING MALAYSIA SDN BHD	Malaysia	100.00
ALCAN PACKAGING PUERTO RICO INC.	New Jersey	100.00
ALCAN (BERMUDA) LIMITED	Bermuda	100.00
ALCAN SHIPPING (BERMUDA) LIMITED	Bermuda	100.00
CHAMPLAIN INSURANCE COMPANY LTD.	Bermuda	100.00
HALCO (MINING) INC.	Delaware	34.53 (49)
BOKÉ INVESTMENT COMPANY	Delaware	100.00
COMPAGNIE DES BAUXITES DE GUINÉE	Delaware	51.00
NONFEMET INTERNATIONAL (China-Canada-Japan) ALUMINIUM COMPANY LIMITED	China	27.00
QUADREM INTERNATIONAL HOLDINGS, LTD.	Bermuda	9.02 (66)

ALCAN FINANCES (IRELAND) LIMITED	Canada	100.00
ALCAN ALUMINIUM AG	Switzerland	100.00
ALCAN PACKAGING RORSCHACH AG	Switzerland	100.00
ALCAN HOLDINGS CANADA LIMITED	Canada	100.00
ALCAN FINANCES (IRELAND) COMPANY	Ireland	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
ALCAN HOLDINGS AUSTRALIA PTY LIMITED	Australia	100.00
ALCAN SOUTH PACIFIC PTY LTD	Australia	100.00
ALCAN GOVE DEVELOPMENT PTY LIMITED	Australia	100.00
ALCAN NORTHERN TERRITORY ALUMINA PTY LIMITED	Australia	100.00
GOVE ALUMINIUM LIMITED	Australia	100.00
ALCAN GOVE PTY LIMITED	Australia	50.00 (5)
ALCAN QUEENSLAND SMELTER PTY LTD	Australia	100.00
NABALCO PTY LIMITED	Australia	100.00
QUEENSLAND ALUMINA LIMITED	Australia	21.39 (67)
QUEENSLAND ALUMINA SECURITY CORPORATION	Delaware	20.00
TRANS TERRITORY PIPELINE PTY LIMITED	Australia	100.00

ALCAN HOLDING ITALIA S.p.A.	Italy	100.00
ALCAN PACKAGING ITALIA S.r.l.	Italy	89.00 (11)
bp EUROPACK S.r.l.	Italy	100.00

ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)	Switzerland	100.00
AL HOLDING USA LLC	Delaware	100.00
ALA (NEVADA) INC.	Nevada	100.00
ALCAN COMPOSITES USA INC.	Missouri	100.00
ALCAN GATOR-COR HOLDINGS, LLC	Delaware	59.44 (3) (4)
ALCAN GATOR-COR COMPANY, LLC	Delaware	100.00
NEVAMAR FINANCING, LLC	Delaware	100.00
NEVAMAR OFFSHORE ACQUISITION CORPORATION	Delaware	100.00
NEVAMAR TE ACQUISITION CORPORATION	Delaware	100.00
ALCAN GLOBAL PHARMACEUTICAL PACKAGING INC.	New Jersey	100.00
HBE FERMENTATION SYSTEMS INC.	California	10.00
INTERNATIONAL GLASS EQUIPMENT LTD.	Bahamas	100.00
POLAR MATERIALS INC.	Pennsylvania	86.21
PC MATERIALS INC.	Pennsylvania	50.00
POLYPLASMA INC.	Canada	100.00
ALCAN PACKAGING FOOD AND TOBACCO INC.	Delaware	100.00
ALCAN PACKAGING PHARMA CENTER INC.	Delaware	100.00
ALCAN PACKAGING THERMAPLATE INC.	New Jersey	100.00
ALUSUISSE ALUMINUM USA INC.	Delaware	100.00
VAW FLEXIBLE PACKAGING INC.	Delaware	100.00
ALCAN AIREX AG	Switzerland	100.00
ALCAN ALESA ENGINEERING AG	Switzerland	100.00
ALCAN ALLEGA AG	Switzerland	100.00
ALCAN ALUCOBOND (FAR EAST) PTE LTD.	Singapore	100.00
ALCAN ALUMINIO ESPAÑA, S.A.	Spain	100.00
ALCAN ALUMINIO PORTUGAL LDA.	Portugal	98.00
ALCAN ALUMINIUM VALAIS SA	Switzerland	100.00
ALCAN AUSTRIA GmbH	Austria	100.00
ALCAN ALPE ADRIA D.O.O.	Slovenia	100.00
ALCAN HUNGARIA Kft.	Hungary	100.00
ALCAN ROMANIA SRL.	Romania	100.00
ALCAN CAPITAL JERSEY LIMITED	The Island of Jersey	100.00
ALCAN FINANCE JERSEY LIMITED	The Island of Jersey	100.00
ALCAN DÉCIN EXTRUSIONS s.r.o.	Czech Republic	100.00
ALCAN HOLDINGS EUROPE B.V.	The Netherlands	100.00
A-L FINANCIAL PRODUCTS LTD.	England	100.00
ALCAN DISTRIBUZIONE srl	Italy	100.00
ALCAN HOLDINGS FRANCE S.A.	France	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
ALCAN CMIC SAS	France	100.00
ALCAN FRANCE EXTRUSIONS SAS	France	100.00
ALCAN PACKAGING FRANCE SAS	France	100.00
ALCAN PACKAGING GLASS PHARMA	France	100.00
ALCAN PACKAGING SAINT MAUR	France	100.00
CIVILE IMMOBILIÈRE CELI	France	99.50 (32)
ALCAN PACKAGING SARREBOURG SAS	France	100.00
LAWSON MARDON TRENTESAUX SA	France	99.99
SOCIÉTÉ ALSACIENNE D'ALUMINIUM	France	100.00
VAW INTERNATIONAL CAPSULES S.A.	France	100.00
ALCAN HOLDINGS GERMANY GmbH	Germany	99.24 (7)
ALCAN AUTOMOTIVE KAMENICE s.r.o.	Czech Republic	100.00
ALCAN BDW BETEILIGUNGS GmbH	Germany	100.00
ALCAN BDW GmbH & CO. KG	Germany	100.00
ALCAN COMPOSITES LTD, SHANGHAI	China	100.00
ALCAN KAPA GmbH	Germany	100.00
ALCAN PACKAGING NEUMUNSTER GmbH	Germany	100.00
ALCAN PACKAGING SINGEN GmbH	Germany	99.90 (12)
TSCHEULIN-ROTHAL GmbH	Germany	97.17
ALCAN PACKAGING MOSKAU OOO	Russia	100.00
ALCAN SINGEN GmbH	Germany	100.00
CONSORTIUM STROJMETAL A.S. KAMENICE & ALCAN SINGEN GmbH (Unincorporated)	Czech Republic	50.00
ALCAN TOMOS d.o.o.	Slovenia	66.66
ALMET AG	Germany	63.64
ALCAN HOLDINGS NEDERLAND B.V.	The Netherlands	100.00
ALCAN NEDERLAND B.V.	The Netherlands	100.00
S.A. ALCAN BELGIUM N.V.	Belgium	99.37 (77)
ALCAN PACKAGING AMSTERDAM BV	The Netherlands	100.00
ALCAN PACKAGING BRABANT BV	The Netherlands	100.00
ALCAN PACKAGING ZUTPHEN BV	The Netherlands	100.00
ALU-VASTGOED B.V.	The Netherlands	100.00
ALUMINIUM & CHEMIE ROTTERDAM B.V.	The Netherlands	53.30 (24)
ALCAN HOLDINGS UK LIMITED	England	100.00
ALCAN PACKAGING CRAMLINGTON LTD.	England	100.00
LAWSON MARDON PACKAGING LTD.	England	100.00
ALCAN PACKAGING UK LTD	England	100.00
KOTERS (LIVERPOOL) LIMITED	England	100.00
LAWSON MARDON FIBRENYLE LTD.	England	100.00
FIBRENYLE (CORBY) LIMITED	England	100.00
LAWSON MARDON FLEXIBLE LIMITED	England	100.00
MARDON FLEXIBLE PACKAGING (KENTON) LIMITED	England	100.00
LAWSON MARDON SMITH BROTHERS LTD.	England	100.00
ALCAN PACKAGING SUTTON LTD.	England	100.00
MARDON PELOREX LIMITED	England	100.00
LMG IRIDON LIMITED	England	100.00
LAWSON MARDON THERMOPLASTICS LTD.	England	100.00
WHEATON UK LTD.	England	100.00
LAWSON MARDON NORTHERN LIMITED	England	100.00
LAWSON MARDON READING LTD.	England	100.00
STALCON PLASTICS LIMITED	England	100.00
ALCAN PACKAGING (UK SALES) LTD.	England	100.00
HEADLEY (READING) LIMITED	England	100.00
CELLOGLAS HOLDINGS LTD.	England	100.00
ALCAN PRINT FINISHERS LTD.	England	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
FIVE STAR CORPORATION LIMITED	England	100.00
PROTECTA PRINT LIMITED	England	100.00
QUALICOAT LIMITED	England	100.00
UNIVERSAL COATINGS LIMITED	England	100.00
WEST MIDLANDS FOIL BLOCKING LIMITED	England	100.00
LUSTRETEX LTD.	England	100.00
THE UV COMPANY LIMITED	England	100.00
UVIPAK (FINISHING) LIMITED	England	100.00
LAWSON MARDON GROUP INTERNATIONAL LIMITED	England	100.00
ALCAN PACKAGING IZMIR GRAVUR BASKILI KARTON SANAYI VE TICARET A.S.	Turkey	100.00
ALCAN PACKAGING KAZAKHSTAN LLP	Kazakhstan	100.00
ROTOPAK MATBAACILIK AMBALAJ SANAYI VE TICARET A.S.	Turkey	100.00
ROTOPAS AMBALAJ PAZARLAMA VE DAGITIM A.S.	Turkey	100.00
VAW EUROPACK IBERICA, S.L.	Spain	100.00
LAWSON MARDON PACKAGING SALES LTD.	England	100.00
ALCAN JAPAN LTD.	Japan	100.00
ALCAN PRODOTTI SPECIALI spa	Italy	100.00
LMG (IRELAND) LIMITED	Ireland	100.00
ALCAN PACKAGING DUBLIN LTD	Ireland	100.00
WCL FLEXIBLE PACKAGING LIMITED	Ireland	100.00
VERAMIC S.A.	Belgium	100.00
WAXED CARTONS (EXPORT) LIMITED	Ireland	100.00
ZITELI LIMITED	Ireland	100.00
ALCAN HOLDINGS INVESTMENT LLC	Delaware	100.00
ALCAN ICELAND LTD.	Iceland	100.00
ENDURVINNSLAN LTD.	Iceland	7.00
ALCAN MASS TRANSPORTATION SYSTEMS AUSTRALIA PTY. LTD.	Australia	100.00
ALCAN PACKAGING CANADA LIMITED	Ontario	100.00
LAWSON MARDON PACKAGING OVERSEAS (BRISTOL) LIMITED	England	99.00 (51)
ALCAN PACKAGING KREUZLINGEN AG (SA/LTD.)	Switzerland	100.00
ALCAN PACKAGING SERVICES AG (SA/LTD.)	Switzerland	100.00
ALCAN TECHNOLOGY & MANAGEMENT AG (SA/LTD.)	Switzerland	100.00
ALCAN TRADING AG (SA/LTD.)	Switzerland	100.00
ALUFLUOR AB	Sweden	50.00
ALUSUISSE OF AUSTRALIA LIMITED	Australia	100.00
ALCAN ENGINEERING PTY LIMITED	Australia	100.00
SWISS ALUMINIUM AUSTRALIA LIMITED	Australia	100.00
GOVE JOINT VENTURE (THE)	Australia	70.00 (48)
ALUSUISSE SERVICIOS S.A., Panama	Panama	100.00
ALUSUISSE SERVICIOS S.A., Venezuela	Venezuela	100.00
IGORA-GENOSSENSCHAFT FUR ALUMINIUM-RECYCLING	Switzerland	5.60
METALLICA S.A.	Switzerland	35.00
METALLWERKE REFONDA AG	Switzerland	100.00
SOCIÉTÉ MINIÈRE ET DE PARTICIPATIONS GUINÉE-ALUSUISSE	Guinea	50.00
SOR-NORGE ALUMINIUM AS	Norway	50.00

ALCAN HOLDINGS (THAILAND) LIMITED	Thailand	100.00
ALCAN INTERNATIONAL LIMITED	Canada	100.00
ALCAN MANAGEMENT SERVICES CANADA LIMITED	Canada	100.00

ALCAN PACKAGING PROPACK CO. LIMITED	Hong Kong	65.00
ALCAN PROPACK CHENGDU CO LTD	China	40.00
EVERWEAL INTERNATIONAL LIMITED	Hong Kong	100.00
HUIZHOU PROPACK PLASTIC LIMITED	China	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
JIANGYIN PROPACK ADVANCED PACKING CO., LIMITED	China	100.00
JIANGYIN PROPACK PACKING CO., LIMITED	China	99.05
PROPACK HUIZHOU LIMITED	China	73.47 (64)
PROPACK HUIZHOU NEW MATERIAL CO LTD	China	100.00
VPS PROPACK BEIJING CO., LTD.	China	55.00 (82)

ALCAN PACKAGING STARPACK CORPORATION	Philippines	100.00
SPC REALTY CORPORATION	Philippines	40.00

ALCAN PACKAGING STRONGPACK PUBLIC COMPANY LIMITED	Thailand	49.00 (13)
ALCAN PACKAGING STRONGTHAIPACK COMPANY LIMITED	Thailand	100.00

ALCAN PARTICIPAÇÕES LTDA.	Brazil	100.00
ALCAN ALUMINA LTDA.	Brazil	100.00
CONSÓRCIO DE ALUMÍNIO DO MARANHÃO ("CONSÓRCIO ALUMAR")	Brazil	10.00
ALCAN COMPOSITES BRASIL S.A.	Brazil	70.00
ALCAN EMBALAGENS DO BRASIL LTDA.	Brazil	100.00
ALCAN PACKAGING DO BRASIL LTDA.	Brazil	83.00 (10)
MINERAÇÃO RIO DO NORTE S.A.	Brazil	12.50

ALCAN REALTY LIMITED	Canada	100.00
ALCAN SHIPPING SERVICES LIMITED	Canada	100.00
ALCAN SMELTERS AND CHEMICALS LIMITED	Canada	100.00
ALUMINERIE ALOUETTE INC.	Quebec	20.00 (16)

ALUMINUM COMPANY OF CANADA LIMITED	Canada	100.00
ALCAN FINANCES USA LLC	Delaware	100.00

BRITISH ALCAN ALUMINIUM plc	England	100.00
ALCAN CHEMICALS EUROPE LIMITED	England	100.00
ALCAN CHEMICALS LIMITED	England	100.00
ALCAN FARMS LIMITED	England	100.00
TBAC LIMITED	England	100.00
ALCAN ALUMINIUM UK LIMITED	England	85.00 (2)
BRITISH ALCAN OVERSEAS INVESTMENTS LIMITED	England	100.00
SARATOGA RESOURCES N.V.	Netherland Antilles	20.00
VIGELAND METAL REFINERY A/S	Norway	50.00
GHANA BAUXITE COMPANY LIMITED	Ghana	80.00
VIGELANDS BRUG A/S	Norway	100.00
THE BOWLING BACK LAND COMPANY LIMITED	England	50.00

PECHINEY	France	100.00
ALCAN ALPHA 2004	France	99.76
ALCAN BETA 2004	France	100.00
ALCAN CENTRE DE RECHERCHES DE VOREPPE	France	100.00
ALCAN DELTA 2004	France	100.00
ALCAN EPSILON 2004	France	100.00
ALCAN GAMMA 2004	France	100.00
ALUMINIUM DUNKERQUE S.A.	France	100.00
ALUMINIUM PECHINEY	France	98.75 (20)
AFFIMET	France	100.00
ALUCAM - COMPAGNIE CAMEROUNAISE DE L'ALUMINIUM	Cameroun	46.67
ALUBASSA	Cameroun	70.09 (14)
ALUCONGO	Congo	55.86 (15)

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
CENTRE MÉDICAL DES ENTREPRISES DE LA SANAGA	Cameroun	74.89 (30) (31)
COLALU	Centre Africa	57.35 (33)
HOSTELLERIE DE LA SANAGA	Cameroun	67.50
SOCATRAL - SOCIÉTÉ CAMEROUNAISE DE TRANSFORMATION DE L'ALUMINIUM	Cameroun	52.55 (68)
SOTRALGA - SOCIÉTÉ DE TRANSFORMATION DE L'ALUMINIUM AU GABON	Gabon	38.33 (75)
ALUMINIUM PECHINEY SERVICE	France	99.36 (22)
ALUMINIUM PECHINEY SPV	France	99.96 (23)
ALUMINIUM PECHINEY UO 5	France	100.00
BAOTOU PECHINEY AND BAOLU HIGH PURITY ALUMINIUM COMPANY LIMITED	China	51.00
CIE IVOIRIENNE DE L'ALUMINIUM (IVOIRAL)	Ivory Coast	10.00
ÉLECTRIFICATION CHARPENTE LEVAGE - E.C.L.	France	100.00
ECL SCES AFRICA ENGINEERING	South Africa	100.00
ECL SERVICES MIDDLE EAST W.L.L.	Bahrain	90.00 (37)
ECL SERVICES NL BV	The Netherlands	100.00
ECL SERVICES PTY LIMITED	Australia	100.00
ECL SERVICES, INC.	Quebec	100.00
ECL SERVICOS LIMITADA	Mozambique	85.71 (38)
ECL SHANGHAI	China	100.00
PECHINEY ALUMINA RESOURCES INDIA PRIVATE LTD	India	100.00
PECHINEY PHILIPPINES INC	Philippines	99.99
PECHINEY TECHNOLOGY LTD.	Quebec	100.00
PECHINEY VÉNÉZUELA, S.A.	Venezuela	100.00
PECHINEY SERVICIOS	Venezuela	100.00
PEM ABRASIFS-RÉFRACTAIRES	France	100.00
SOCIÉTÉ FINANCIÈRE POUR LE DÉVELOPPEMENT DE L'ALUMINIUM - S.F.D.A.	France	100.00
ALUMINIUM DE GRÈCE S.A.I.C.	Greece	41.10 (17) (18)
DELPHES & DISTOMON (SOCIÉTÉ MINIÈRE DE)	Greece	99.98
SOCIÉTÉ IMMOBILIÈRE ALPES PROVENCE - SIAP	France	89.44 (73)
SOCIÉTÉ MAURIENNAISE DE TRANSFORMATION - S M T	France	100.00
SOCIÉTÉ MINIÈRE DES BAUX	France	99.90
SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L'AFRIQUE CENTRALE ET DE L'OUEST - SODAFE	France	62.85 (74)
BRANDEIS (BROKERS) LIMITED	England	100.00
CARBONE SAVOIE	France	30.00
CARBONE SAVOIE BRAZIL HOLDING SA	Brazil	97.87
CARBONE SAVOIE BRAZIL SA	Brazil	99.98
COMPAGNIE GÉNÉRALE D'ÉLECTROLYSE DU PALAIS	France	100.00
FONDERIE DE CUIVRE DU PALAIS	France	100.00
COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE	France	100.00
CEBAL AMERICA RECURSOS HUMANOS S. de R.L. de C.V	Mexico	99.00
CEBAL AMERICAS DE REYNOSA S. de R.L. de C.V.	Mexico	99.00
CEBAL BRASIL LIMITADA	Brazil	100.00
CEPILLOS DE MATAMOROS, S.A. de C.V.	Mexico	100.00
EMIROLL	United Arab Emirates	30.00
ENVARIL PLASTIC PACKAGING s.r.l.	Argentina	100.00
ENVARIL PLASTIC PACKAGING URUGUAY SA	Uruguay	100.00
NOVACEL S.A. DE C.V.	Mexico	100.00
CELPLY S.A. DE C.V.	Mexico	100.00
PECHINEY BRIDLICNA s.r.o.	Czech Republic	100.00
PECHINEY HOLDINGS UK LTD	England	100.00
ALCAN INTERNATIONAL NETWORK UK LIMITED	England	100.00
ALCAN INTERNATIONAL NETWORK LIMITED	England	100.00
ALCAN INTERNATIONAL NETWORK GULF LIMITED	England	100.00
ALUMINIUM PECHINEY (UK) LIMITED	England	100.00
PECHINEY UK LIMITED	England	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
BRANDEIS LIMITED	England	100.00
CEBAL UK LTD	England	100.00
FEEP HOLDINGS UK LIMITED	England	100.00
PET PLAS PACKAGING LIMITED	England	100.00
KENPAK (EUROPE) LIMITED	England	100.00
PECHINEY AVIATUBE LTD.	England	100.00
PECHINEY CEBAL PACKAGING LTD	England	100.00
PECHINEY TRADING LIMITED	England	100.00
TECHPACK (UK) LIMITED	England	100.00
DEUTSCHE ALUMINIUM VERPACKUNG RECYCLING GmbH	Germany	16.67 (36)
FINANCIÈRE EUROPÉENNE D'EMBALLAGES PECHINEY	France	100.00
ALCAN PACKAGING SKRIVANY s.r.o.	Czech Republic	100.00
CEBAL S.A.S.	France	97.94 (29)
CEBAL AÉROSOL FRANCE	France	100.00
CEBAL CR, A.S.	Czech Republic	99.45
CEBAL ITALIANA SPA	Italy	99.87
CEBAL MINMETAL S.R.L.	Italy	99.67 (28)
CEBAL MEXICO	Mexico	100.00
CEBAL SVENSKA AB	Sweden	100.00
CEBAL TUBA SP ZO.O.	Poland	80.00
CEBAL ZHONGSHAN CO. LTD	China	60.00
COPAL SAS	France	51.00
COTUPLAS	France	76.96 (35)
PECHINEY MANUFACTURE MAROCAINE D'ALUMINIUM - M.M.A.	Morocco	49.39 (56)
AL WIFAQ 5	Morocco	99.95
SOCIÉTÉ MÉTALLURGIQUE DE MOHAMMEDIA - S.M.M.	Morocco	79.00
SOCIÉTÉ MANUFACTURE MAROCAINE DE MOHAMMEDIA - S.M.M.M.	Morocco	99.94
CEBAL VERPACKUNGEN GmbH	Germany	100.00
CEBALSOL s.r.o.	Czech Republic	100.00
DANAFLEX PACKAGING CORPORATION LIMITED	New Zealand	100.00
PECHINEY BOUTEILLES PLASTIQUES	France	100.00
PECHINEY CAPSULES	France	100.00
PECHINEY CAPALUX INC.	Canada	100.00
INVERSIONES PECHINEY CHILE LIMITADA	Chile	99.99 (50)
ENOCAP CHILE S.A.	Chile	100.00
PECHINEY CELOGRAF S.L.	Spain	100.00
ALCAN PACKAGING ALZIRA SAU	Spain	100.00
CEBAL ENTEC S.A.	Spain	100.00
INDUSTRIAS METALICAS CASTELLO S.A.	Spain	100.00
PRECIS, S.A.	Spain	100.00
PECHINEY ESPANA, S.A.	Spain	100.00
POLIBOL S.A.	Spain	100.00
GUARDIAN ESPANOLA S.A.	Spain	100.00
SOPLARIL Portugal	Portugal	99.99
PECHINEY EMBALLAGE FLEXIBLE EUROPE	France	100.00
ALCAN LEBENSMITTEL VERPACKUNGEN GmbH	Germany	100.00
ALUFIN GmbH TABULAROXID	Germany	100.00
PECHINEY SCHEUCH BETRIEBS-UND VERWALTUNGS GmbH	Germany	100.00
PECHINEY SCHEUCH GmbH & Co KG	Germany	100.00
SCHEUCH UNTERSTUTZUNGSKASSE GmbH	Germany	100.00
SOCIÉTÉ DE FINANCEMENT DES RISQUES INDUSTRIELS - SOFIRI	Luxembourg	90.00 (72)
SOPLARIL	France	100.00
AVENIR PRINT SERVICE	France	100.00
SOPLARIL ITALIA S.p.A.	Italy	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
FINANCIÈRE TECHPACK	France	100.00
TECHPACK INTERNATIONAL	France	99.99
AIRLESSYSTEMS	France	50.00
BENSON SRL	Italy	100.00
COSMETECH MABLY EUROPE	France	85.47 (34)
DECOPLAST	France	99.91
LAFFON SPA	Italy	100.00
LIR France	France	100.00
MT PACKAGING	France	100.00
NOVELIS DISTRIBUTIONS AG	Switzerland	100.00
PT TECHPACK ASIA	Indonesia	95.00
SFG - SOCIÉTÉ FRANÇAISE DE GALVANOPLASTIE	France	100.00
TECHPACK DEUTSCHLAND GmbH	Germany	100.00
TECHPACK FINANCEMENT	France	100.00
FRANCE ALUMINIUM RECYCLAGE SA	France	39.99 (39)
INTERFILIÈRES MATÉRIAUX	France	20.00
GIE - PECHINEY RECHERCHE	France	92.00 (40) (41) (42) (43) (44) (45) (46) (47)
INVESTRIA	France	98.74
PECHINEY CONSOLIDATED AUSTRALIA PTY LIMITED	Australia	55.52 (54)
ALCAN PRIMARY METAL AUSTRALIA (PTY) LTD	Australia	100.00
ALUMINIUM PECHINEY HOLDINGS PTY LTD	Australia	99.00 (21)
JOHCATH HOLDINGS PTY LIMITED	Australia	100.00
CATHJOH HOLDINGS PTY LIMITED	Australia	50.00 (26)
PECHINEY RESOURCES PTY, LIMITED	Australia	100.00
PECHINEY AUSTRALU PTY LIMITED	Australia	100.00
TOMAGO ALUMINIUM COMPANY PTY LTD	Australia	50.00
TOMAGO ALUMINIUM JOINT-VENTURE	Australia	36.05 (79)
PECHINEY ÉLECTROMÉTALLURGIE	France	100.00
INVENSIL	France	100.00
INVENSIL FREE STATE (Pty) LTD	South Africa	100.00
SILICON SMELTERS (Pty) Ltd	South Africa	100.00
VAAL SILICON SMELTERS (Pty) LTD	South Africa	74.90
SOCIÉTÉ DE PRODUITS INDUSTRIELS DU RHÔNE	France	99.94
PECHINEY KHI 99	France	99.76 (55)
PECHINEY MANHATTAN	France	100.00
SAVOIE SERVICE Y.K.	Japan	100.00
PECHINEY NEDERLAND, N.V.	Netherlands	100.00
PECHINEY NEDERLANDS & CO ALUMINIUM PRODUCTIE BEDRIEJF, C.V.	The Netherlands	85.00
PECHINEY PHI 2000	France	100.00
PECHINEY RHENALU	France	100.00
ALCAN ALUMINIUM-PRESSWERK GMBH	Germany	100.00
ALCAN ALUMINIUM-PRESSWERK BURG GmbH	Germany	100.00
ALCAN ALUMINIUM-PRESSWERK PFALZ GMBH	Germany	100.00
ALMET	France	100.00
ALUMINIUM DU MAROC S.A.	Morocco	15.69 (19)
PECHINEY AVIATUBE	France	100.00
PECHINEY BÂTIMENT	France	100.00
PECHINEY SERVICES FINANCE	France	46.53 (57) (58)
PECHINEY SOFTAL	France	100.00
RHENAROLL S.A.	France	49.85
PECHINEY WORLD TRADE S.A.	France	100.00
ALCAN HELLAS S.A.	Greece	99.46 (6)
ALCAN INTERNATIONAL NETWORK AUSTRALASIA (PTY) LIMITED	Australia	100.00

ALCAN INTERNATIONAL NETWORK BELGIUM S.A.	Belgium	100.00
ALMET BELGIUM SA	Belgium	99.34
DE CLEEN & VEREECKEN N.V.	Belgium	99.60
ALCAN INTERNATIONAL NETWORK DEUTSCHLAND GmbH	Germany	100.00
COFRANEX Gesellschaft für Industrielle Importe und Dienstleistungen mbH	Germany	100.00
ALCAN INTERNATIONAL NETWORK EURASIA LLC	Russian Federation	100.00
ALCAN INTERNATIONAL NETWORK HANDELSGESELLSCHAFT m.b.H.	Austria	100.00
ALCAN INTERNATIONAL NETWORK ITALY	Italy	99.99 (8)
OXIMET SRL	Italy	66.67
ALCAN INTERNATIONAL NETWORK JAPAN	Japan	100.00
ALCAN INTERNATIONAL NETWORK NORDIC AS	Denmark	100.00
ALCAN INTERNATIONAL NETWORK PORTUGAL LDA	Portugal	99.87 (9)
ALCAN INTERNATIONAL NETWORK SA (Pty) Ltd	South Africa	100.00
CHROMEX MINING CO (PTY) LIMITED	South Africa	100.00
PECHINEY APPROVISIONNEMENTS ALUMINE	France	100.00
PECHINEY A.I.M.	France	100.00
PECHINEY BRASIL LTDA	Brazil	100.00
PECHINEY CHILE LIMITADA	Chile	99.00
PECHINEY DIS TICARET LIMITED SIRKETI	Turkey	99.99
PECHINEY FAR EAST LIMITED	Hong Kong	99.90
PECHINEY (SHANGHAI) WORLD TRADE LTD	China	100.00
PECHINEY MEXICANA SA de CV	Mexico	99.96
PECHINEY NORGE A/S	Norway	100.00
PECHINEY SINGAPORE PTE LTD	Singapore	100.00
PECHINEY SVERIGE AB	Sweden	100.00
PECHINEY TAIWAN INC.	Taiwan	99.92
PECHINEY TRADING FRANCE	France	100.00
PECHINEY VERKOOP B.V.	The Netherlands	100.00
SEFRANEX DUBAI LTD	England	100.00
SEFRANEX	France	100.00
SOCIÉTÉ COMMERCIALE PECHINEY EGYPTE SAE	Egypt	90.00 (69)
QUIMICA E METALURGICA MEQUITAL LTDA	Brazil	100.00
SATMA	France	100.00
SOCIÉTÉ D'ASSURANCE DE RISQUES INDUSTRIELS - S.A.R.I.	France	99.80 (70) (71)
SOCIÉTÉ D'ENTREPRISES, CARRIÈRES ET MINES DE L'ESTEREL - S.E.C.M.E.	France	100.00
SOCIÉTÉ DE FINANCEMENT POUR AIDER À LA CONVERSION DANS LES BASSINS D'EMPLOI DE PECHINEY	France	100.00
SOCIÉTÉ DES FONDERIES D'USSEL	France	100.00
SOCIÉTÉ GÉNÉRALE DE RECHERCHES ET D'EXPLOITATIONS MINIÈRES - SOGEREM	France	100.00
UGINA	Morocco	99.92 (81)

PT INTERKEMAS FLEXIPACK	Indonesia	99.99 (65)
SOCIÉTÉ DES ALUMINES ET BAUXITES DE PROVENCE SARL	France	100.00

SUBTANEE HOLDING COMPANY LIMITED	Thailand	98.20 (76)
SANGTHIEN HOLDING COMPANY LIMITED	Thailand	100.00

THE ROBERVAL AND SAGUENAY RAILWAY COMPANY	Quebec	100.00
UTKAL ALUMINA INTERNATIONAL LIMITED	India	45.00

END-NOTE:  ADDITIONAL OWNERSHIP (%) THROUGH THE FOLLOWING SUBSIDIARIES

(1) 9121-5996 QUÉBEC INC.  1.00

(2) BRITISH ALCAN ALUMINIUM plc  15.00

(3) NEVAMAR TE ACQUISITION CORPORATION  37.69

10

(4) NEVAMAR OFFSHORE ACQUISITION CORPORATION  2.87

(5) SWISS ALUMINIUM AUSTRALIA LIMITED  50.00

(6) SEFRANEX  0.54

(7) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)  0.76

(8) PECHINEY A.I.M.  0.01

(9) PECHINEY A.I.M.  0.13

(10) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)  17.00

(11) bp EUROPACK S.r.l.  11.00

(12) ALCAN SINGEN GmbH  0.10

(13) SANGTHIEN HOLDING COMPANY LIMITED  25.61

(14) SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L'AFRIQUE CENTRALE ET DE L'OUEST - SODAFE  12.64

(15) SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L'AFRIQUE CENTRALE ET DE L'OUEST - SODAFE  25.00

(16) ALCAN ALUMINIUM QUEBEC AND COMPANY, LIMITED PARTNERSHIP  20.00

(17) PECHINEY  10.00

(18) ALUMINIUM PECHINEY  9.08

(19) PECHINEY MANUFACTURE MAROCAINE D'ALUMINIUM - M.M.A.  5.97

(20) PECHINEY RHENALU  1.25

(21) ALUMINIUM PECHINEY  1.00

(22) FINANCIÈRE EUROPÉENNE D'EMBALLAGES PECHINEY  0.64

(23) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  0.04

(24) SOR-NORGE ALUMINIUM AS  10.50

(25) COMPANIA ECUATORIANA DE BALSA S.A.  32.07

(26) ALCAN PRIMARY METAL AUSTRALIA (PTY) LTD  50.00

(27) PECHINEY PLASTIC PACKAGING, INC.  1.00

(28) CEBAL S.A.S.  0.33

(29) PECHINEY  2.06

(30) HOSTELLERIE DE LA SANAGA  0.05

(31) SOCATRAL - SOCIÉTÉ CAMEROUNAISE DE TRANSFORMATION DE L'ALUMINIUM  0.07

(32) ALCAN HOLDINGS FRANCE S.A.  0.50

(33) SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L'AFRIQUE CENTRALE ET DE L'OUEST - SODAFE  25.00

(34) LIR FRANCE  14.53

(35) CEBAL VERPACKUNGEN GmbH  5.00

(36) ALCAN HOLDINGS GERMANY GmbH  16.67

(37) ECL SERVICES, INC.  10.00

(38) ECL SCES AFRICA ENGINEERING   14.29

(39) ALCAN HOLDINGS FRANCE S.A.  20.00

(40) ALMET  1.00

(41) ALUMINIUM PECHINEY  1.00

(42) PECHINEY AVIATUBE  1.00

(43) PECHINEY ÉLECTROMÉTALLURGIE  1.00

(44) PECHINEY RHENALU  1.00

(45) PECHINEY SOFTAL  1.00

(46) SATMA  1.00

(47) SOCIÉTÉ DES FONDERIES D'USSEL  1.00

(48) GOVE ALUMINIUM LIMITED  30.00

(49) ALUMINIUM PECHINEY  10.47

(50) PECHINEY CORK & SEAL OF CALIFORNIA, LLC  0.01

(51) LAWSON MARDON PACKAGING LTD.  1.00

(52) COMPANIA ECUATORIANA DE BALSA S.A.  41.67

(53) BALMANTA S.A.  1.25

(54) PECHINEY HOLDINGS, INC.  44.48

(55) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  0.04

(56) SOCIÉTÉ MANUFACTURE MAROCAINE DE MOHAMMEDIA - S.M.M.M.  13.45

(57) ALUMINIUM PECHINEY  45.63

(58) ALCAN CENTRE DE RECHERCHES DE VOREPPE  7.84

(59) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  7.12

(60) BALMANTA S.A.  20.01

(61) COMPANIA ECUATORIANA DE BALSA S.A.  10.03

(62) PRODUCTOS DEL PACIFICO S.A.  10.03

(63) MADERAS SECAS C.A.   10.03

(64) EVERWEAL INTERNATIONAL LIMITED  23.65

(65) ALUMINUM COMPANY OF CANADA LIMITED  0.01

11

(66) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  6.01

(67) PECHINEY RESOURCES PTY, LIMITED  20.00

(68) ALUMINIUM PECHINEY  5.44

(69) SEFRANEX  10.00

(70) FINANCIÈRE EUROPÉENNE D'EMBALLAGES PECHINEY  0.03

(71) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  0.03

(72) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  10.00

(73) PECHINEY  10.56

(74) UGINA  1.95

(75) SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L'AFRIQUE CENTRALE ET DE L'OUEST - SODAFE  25.00

(76) ALCAN HOLDINGS (THAILAND) LIMITED  1.80

(77) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)  0.62

(78) HENLOPEN MANUFACTURING CO. INC.  0.50

(79) CATHJOH HOLDINGS PTY LIMITED  15.50

(80) HENLOPEN MANUFACTURING CO. INC.  0.02

(81) SOCIÉTÉ GÉNÉRALE DE RECHERCHES ET D'EXPLOITATIONS MINIÈRES - SOGEREM  0.02

(82) ALCAN INC.  20.00

12